                             LETTER OF TRANSMITTAL

                    TO TENDER SHARES OF CLASS A COMMON STOCK
               (INCLUDING THE ASSOCIATED CLASS A PURCHASE RIGHTS)
                                       OF

                                 ADVANTA CORP.
                       PURSUANT TO THE OFFER TO PURCHASE
                             DATED JANUARY 20, 1998

            THE OFFER, PRORATION PERIOD AND WITHDRAWAL RIGHTS EXPIRE
               AT 12:00 MIDNIGHT, NEW YORK CITY TIME, ON FRIDAY,
                FEBRUARY 20, 1998, UNLESS THE OFFER IS EXTENDED.

                  To: FIRST CITY TRANSFER COMPANY, DEPOSITARY

  BY HAND OR OVERNIGHT COURIER:             BY FACSIMILE:                        BY MAIL:
   First City Transfer Company              (732) 906-9269             First City Transfer Company
       505 Thornall Street                                                     P.O. Box 170
            Suite 303                      FOR INFORMATION:           Iselin, New Jersey 08830-0170
     Edison, New Jersey 08837        Call Collect (732) 906-9227

    THE INSTRUCTIONS ACCOMPANYING THIS LETTER OF TRANSMITTAL SHOULD BE READ
           CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL IS COMPLETED.

   DELIVERY OF THIS INSTRUMENT TO AN ADDRESS OTHER THAN THOSE SHOWN ABOVE OR TRANSMISSION OF INSTRUCTIONS VIA A FACSIMILE NUMBER OTHER THAN THAT LISTED ABOVE
                     DOES NOT CONSTITUTE A VALID DELIVERY.

     THIS LETTER OF TRANSMITTAL IS TO BE USED ONLY (A) IF CERTIFICATES FOR SHARES (AS DEFINED BELOW) ARE TO BE FORWARDED HEREWITH OR (B) IF A TENDER OF SHARES IS TO BE MADE BY BOOK-ENTRY TRANSFER TO THE ACCOUNT MAINTAINED BY THE DEPOSITARY AT THE DEPOSITORY TRUST COMPANY ("DTC"), PURSUANT TO SECTION 3 OF THE OFFER TO PURCHASE.

     STOCKHOLDERS WHOSE CERTIFICATES ARE NOT IMMEDIATELY AVAILABLE OR WHO CANNOT DELIVER TO THE DEPOSITARY THEIR CERTIFICATES FOR SHARES AND ALL OTHER DOCUMENTS THIS LETTER OF TRANSMITTAL REQUIRES AT OR BEFORE THE EXPIRATION DATE (AS DEFINED IN THE OFFER TO PURCHASE) (OR WHO ARE UNABLE TO COMPLY WITH THE PROCEDURE FOR BOOK-ENTRY TRANSFER ON A TIMELY BASIS) MUST TENDER THEIR SHARES ACCORDING TO THE GUARANTEED DELIVERY PROCEDURES SET FORTH IN SECTION 3 OF THE OFFER TO PURCHASE. SEE INSTRUCTION 2. DELIVERY OF DOCUMENTS TO DTC DOES NOT CONSTITUTE DELIVERY TO THE DEPOSITARY.

                              BOOK-ENTRY TRANSFER

[ ] CHECK HERE IF TENDERED SHARES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER
    MADE TO THE ACCOUNT MAINTAINED BY THE DEPOSITARY WITH DTC AND COMPLETE THE
    FOLLOWING:
  Name of Tendering Institution:
  ------------------------------------------------------------------------------
  DTC Account Number:
  ------------------------------------------------------------------------------
  Transaction Code Number:
  ------------------------------------------------------------------------------

                              GUARANTEED DELIVERY

[ ] CHECK HERE IF TENDERED SHARES ARE BEING DELIVERED PURSUANT TO A NOTICE OF
    GUARANTEED DELIVERY PREVIOUSLY SENT TO THE DEPOSITARY AND COMPLETE THE
    FOLLOWING:
  Name(s) of Registered Owner(s):
  ------------------------------------------------------------------------------
  Date of Execution of Notice of Guaranteed Delivery:
  --------------------------------------------------------------------
  Name of Institution that Guaranteed Delivery:
  ---------------------------------------------------------------------------
  DTC Account Number (if delivered by Book-Entry Transfer):
  ----------------------------------------------------------
--------------------------------------------------------------------------------
                         DESCRIPTION OF SHARES TENDERED
                           (SEE INSTRUCTIONS 3 AND 4)

 ------------------------------------------------------------------------------------------------------------------------------
        NAME(S) AND ADDRESS(ES) OF REGISTERED HOLDER(S)                             CERTIFICATE(S) TENDERED
                  (PLEASE FILL IN, IF BLANK)                                 (ATTACH ADDITIONAL LIST IF NECESSARY)
------------------------------------------------------------------------------------------------------------------------------
                                                                                          TOTAL NUMBER
                                                                                           OF SHARES               NUMBER
                                                                    CERTIFICATE          REPRESENTED BY          OF SHARES
                                                                     NUMBER(S)*         CERTIFICATE(S)*          TENDERED**
                                                                ---------------------------------------------------------------

                                                                ---------------------------------------------------------------

                                                                ---------------------------------------------------------------

                                                                ---------------------------------------------------------------

                                                                ---------------------------------------------------------------

                                                                ---------------------------------------------------------------
                                                                    Total Shares
 ------------------------------------------------------------------------------------------------------------------------------

 EMPLOYEE SAVINGS PLAN SHARES (401(k))
 Indicate number of shares to be tendered:
                                    -------------- Employee Savings Plan Shares
                                    (number of shares; may state "All")
 ------------------------------------------------------------------------------

  * Need not be completed by stockholders tendering by book-entry transfer.

 ** Unless otherwise indicated, it will be assumed that all Shares evidenced by any certificates delivered to the Depositary are being tendered. See Instruction 4.
--------------------------------------------------------------------------------

     Please indicate below the relative order in which you wish the Company to accept Shares for Purchase pursuant to the Offer if Shares are purchased in the Offer on a pro rata basis. A "1" indicates the first Shares to be accepted for purchase in the Offer, a "2" indicates the second Shares to be accepted for purchase in the Offer, and so forth. The Company will endeavor to purchase Shares in the order indicated to the extent practicable.

-------------------------------------------------------------------------------------------------------
                                      ORDER OF PURCHASE OF SHARES
                                          (SEE INSTRUCTION 3)
 IN THE EVENT THAT THE DEPOSITARY RECEIVES MULTIPLE LETTERS OF TRANSMITTAL FOR CLASS A COMMON STOCK
 FROM A SINGLE STOCKHOLDER, THE INSTRUCTIONS RECORDED ON THE LAST DATED LETTER OF TRANSMITTAL RECEIVED
 BY THE DEPOSITARY WILL GOVERN WITH RESPECT TO THE ORDER IN WHICH SHARES ARE TO BE PURCHASED IF THE
 OFFER IS OVERSUBSCRIBED.
-------------------------------------------------------------------------------------------------------
  TENDERED SHARE DESCRIPTION                          RELATIVE ORDER
  (ATTACH ADDITIONAL LIST IF NECESSARY)               (1, 2, 3, . . . .)
-------------------------------------------------------------------------------------------------------
  Certificate No. --------------------------
-------------------------------------------------------------------------------------------------------
  Certificate No. --------------------------
-------------------------------------------------------------------------------------------------------
  Certificate No. --------------------------
-------------------------------------------------------------------------------------------------------
  Certificate No. --------------------------
-------------------------------------------------------------------------------------------------------
  Certificate No. --------------------------
-------------------------------------------------------------------------------------------------------
  Employee Savings Plan Shares (401(k) Plan)
-------------------------------------------------------------------------------------------------------

Ladies and Gentlemen:

     The undersigned hereby tenders to Advanta Corp., a Delaware corporation (the "Company"), the above-described shares of the Company's Class A Common Stock, $.01 par value (the "Shares"), (including the associated Class A Purchase Rights (the "Rights") issued pursuant to the Rights Agreement dated as of March 14, 1997, between the Company and ChaseMellon Shareholder Services, L.L.C., as Rights Agent), at a price of $40 per Share (the "Purchase Price"), net to the undersigned in cash, without interest thereon, upon the terms and subject to the conditions set forth in the Company's Offer to Purchase dated January 20, 1998, receipt of which is hereby acknowledged, and in this Letter of Transmittal (which together constitute the "Offer"). Unless the Rights are redeemed by the Company, a tender of Shares will also constitute a tender of the associated Rights. Unless the content requires otherwise, all references herein to the Shares shall include the associated Rights.

     Subject to and effective upon acceptance for payment of the Shares tendered hereby in accordance with the terms of the Offer (including, if the Offer is extended or amended, the terms or conditions of any such extension or amendment), the undersigned hereby sells, assigns, and transfers to, or upon the order of, the Company all right, title and interest in and to all Shares tendered hereby or orders the registration of such Shares tendered by book-entry transfer that are purchased pursuant to the Offer to, or upon the order of, the Company and hereby irrevocably constitutes and appoints the Depositary as attorney-in-fact of the undersigned with respect to such Shares, with full power of substitution (such power of attorney being an irrevocable power coupled with an interest), to:

          (a) deliver certificates for such Shares, or transfer ownership of such Shares on the account books maintained by DTC, together in either such case with all accompanying evidences of transfer and authenticity, to or upon the order of the Company, upon receipt by the Depositary, as the undersigned's agent, of the Purchase Price with respect to such Shares;

          (b) present certificates for such Shares for cancellation and transfer of such Shares on the Company's books; and

          (c) receive all benefits and otherwise exercise all rights of beneficial ownership of such Shares, subject to the next succeeding paragraph, all in accordance with the terms of the Offer.

     The undersigned hereby represents and warrants to the Company that:

          (a) the undersigned understands that tenders of Shares pursuant to any one of the procedures described in Section 3 of the Offer to Purchase and in the Instructions hereto will constitute the undersigned's acceptance of the terms and conditions of the Offer, including the undersigned's representation and warranty that (i) the undersigned has a net long position in Shares or equivalent securities at least equal to the Shares tendered within the meaning of Rule 14e-4 promulgated under the Securities Exchange Act of 1934, as amended, and (ii) such tender of Shares complies with Rule 14e-4;

          (b) when and to the extent the Company accepts the Shares for purchase, the Company will acquire good, marketable and unencumbered title to them, free and clear of all security interests, liens, charges, encumbrances, conditional sales agreements or other obligations relating to their sale or transfer, and not subject to any adverse claim;

          (c) on request, the undersigned will execute and deliver any additional documents the Depositary or the Company deems necessary or desirable to complete the assignment, transfer and purchase of the Shares tendered hereby; and

          (d) the undersigned has read and agrees to all of the terms of the Offer.

     The names and addresses of the registered owners should be printed, if they are not already printed above, exactly as they appear on the certificates representing Shares tendered hereby. The certificate numbers, the number of Shares represented by such certificates, and the number of Shares that the undersigned wishes to tender should be indicated in the appropriate boxes.

     The undersigned understands that, upon the terms and subject to the conditions of the Offer, the Company will purchase 7,882,750 Shares (or such lesser number of Shares as are properly tendered and not withdrawn) at the Purchase Price. The undersigned understands that all Shares properly tendered and not withdrawn prior to the Expiration Date (as such term is defined in the Offer to Purchase) will be purchased at the Purchase Price, net to the seller in cash, without interest thereon, upon the terms and subject to the conditions of the Offer, including its proration and conditional tender provisions, and that the Company will return all other Shares, including Shares not purchased because of proration and Shares that were conditionally tendered and not accepted. The undersigned understands that no separate consideration will be paid for the Rights, and that tenders of Shares pursuant to any one of the procedures described in Section 3 of the Offer to Purchase and in the Instructions hereto will constitute a binding agreement between the undersigned and the Company upon the terms and subject to the conditions of the Offer.

     The undersigned recognizes that under certain circumstances set forth in the Offer to Purchase, the Company may terminate or amend the Offer or may not be required to purchase any of the Shares tendered hereby or may accept for payment fewer than all of the Shares tendered hereby. The undersigned understands that certificate(s) for any Shares not tendered or not purchased will be returned to the undersigned at the address indicated above, unless otherwise indicated under the "Special Payment Instructions" or "Special Delivery Instructions" below. Similarly, the undersigned understands that Employee Savings Plan Shares not purchased will be credited to the undersigned's Employee Savings Plan account. The undersigned recognizes that the Company has no obligation, pursuant to the "Special Payment Instructions," to transfer any certificate for Shares from the name of their registered owner, or to order the registration or transfer of such Shares tendered by book-entry transfer, if the Company purchases none of the Shares represented by such certificate or tendered by such book-entry transfer.

     The undersigned understands that acceptance of Shares by the Company for payment will constitute a binding agreement between the undersigned and the Company upon the terms and subject to the conditions of the Offer.

     The check for the Purchase Price for such of the tendered Shares as are purchased will be issued to the order of the undersigned and mailed to the address indicated above unless otherwise indicated under the "Special Payment Instructions" or the "Special Delivery Instructions" below.

     All authority conferred or agreed to be conferred in this Letter of Transmittal shall not be affected by, and shall survive the death or incapacity of, the undersigned, and any obligations of the undersigned under this Letter of Transmittal shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned.

     Except as stated in the Offer to Purchase, this tender is irrevocable. Shares tendered pursuant to the Offer may be withdrawn at any time on or prior to the Expiration Date and, unless theretofore accepted for payment by the Company pursuant to the Offer, may also be withdrawn at any time after 12:00 Midnight, New York City time, on March 17, 1998. See Section 4 of the Offer to Purchase.

                    NOTE: SIGNATURES MUST BE PROVIDED BELOW
              PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

                                    ODD LOTS
                              (SEE INSTRUCTION 7)

     To be completed ONLY if Shares are being tendered by or on behalf of a person owning beneficially as of the close of business on January 19, 1998, an aggregate of fewer than 100 Shares.

     The undersigned either (check one box):

[ ] was the beneficial owner as of the close of business on January 19, 1998, and will continue to be the beneficial owner as of the Expiration Date, of an aggregate of fewer than 100 Shares, all of which are being tendered, or

[ ] is a broker, dealer, commercial bank, trust company or other nominee which:

     (a) is tendering, for the beneficial owners thereof, Shares with respect to which it is the record owner, and

     (b) believes, based upon representations made to it by such beneficial owners, that each such person was the beneficial owner as of the close of business on January 19, 1998, and will continue to be the beneficial owner as of the Expiration Date, of an aggregate of fewer than 100 Shares and is tendering all of such Shares.

          ------------------------------------------------------------

                          SPECIAL PAYMENT INSTRUCTIONS
                      (SEE INSTRUCTIONS 1, 4, 5, 6 AND 9)

   To be completed ONLY if certificates for Shares not tendered or not purchased and/or the check for the Purchase Price of Shares purchased are to be issued in the name of someone other than the undersigned or if Shares tendered by book-entry transfer which are not purchased are to be returned by credit to an account maintained at DTC other than the account indicated above.

   Issue:  [ ] check  [ ] certificate(s) to:

   Name:
   ----------------------------------------------------
                                    (PLEASE PRINT)

   Address:
   --------------------------------------------------

          ------------------------------------------------------------

          ------------------------------------------------------------

          ------------------------------------------------------------
                               (INCLUDE ZIP CODE)

          ------------------------------------------------------------
                            (TAXPAYER IDENTIFICATION
                           OR SOCIAL SECURITY NUMBER)

   Credit Shares tendered by book-entry transfer that are not purchased to DTC Account No.
          ============================================================

                         SPECIAL DELIVERY INSTRUCTIONS
                      (SEE INSTRUCTIONS 1, 4, 5, 6 AND 9)

   To be completed ONLY if certificates for Shares not tendered or not purchased and/or the check for the Purchase Price of Shares purchased are to be sent to someone other than the undersigned, or to the undersigned at an address other than that shown above.

   Mail:  [ ] check  [ ] certificate(s) to:

   Name:
   ----------------------------------------------------
                                    (PLEASE PRINT)

   Address:
   --------------------------------------------------

          ------------------------------------------------------------

          ------------------------------------------------------------

          ------------------------------------------------------------
                               (INCLUDE ZIP CODE)

          ------------------------------------------------------------

                               CONDITIONAL TENDER
                              (SEE INSTRUCTION 8)

A tendering stockholder may condition such stockholder's tender of Shares upon the purchase by the Company of a specified minimum number of the Shares tendered hereby, all as described in the Offer to Purchase, particularly in Section 3 thereof. Unless at least such minimum number of Shares is purchased by the Company pursuant to the terms of the Offer, none of the Shares tendered hereby will be purchased. In order to make a conditional tender, a stockholder must properly tender all Shares that such stockholder beneficially owns; partial tenders will not qualify for this option. It is the tendering stockholder's responsibility to calculate such minimum number of Shares, and each stockholder is urged to consult such stockholder's own tax advisor. Unless this box has been completed by specifying a minimum number of Shares, the tender will be deemed unconditional.

Minimum number of Shares that must be purchased, if any are purchased:

------------------------------ Shares

                                   SIGN HERE
                           (SEE INSTRUCTIONS 1 AND 5)

              (ALSO COMPLETE SUBSTITUTE FORM W-9 CONTAINED HEREIN)
                                                                            -

   --------------------------------------------------------------------------
                                                                            -

   --------------------------------------------------------------------------
                            SIGNATURE(S) OF OWNER(S)

   Dated:
   --------------------------------- , 1998

   (Must be signed by registered holder(s) exactly as name(s) appear(s) on stock certificate(s) or on a security position listing or by person(s) authorized to become registered holder(s) by certificates and documents transmitted herewith. If signature is by trustees, executors, administrators, guardians, attorneys-in-fact, agents, officers of corporations or others acting in a fiduciary or representative capacity, please provide the following information. See Instruction 5.)

   Name(s):
   --------------------------------------------------------------------------

   --------------------------------------------------------------------------
                                 (PLEASE PRINT)

   Capacity (full title):
   --------------------------------------------------------------------------

   Address:
   --------------------------------------------------------------------------

   --------------------------------------------------------------------------
                               (INCLUDE ZIP CODE)

   Area Code and Telephone Number:
   --------------------------------------------------------------------------

   Taxpayer Identification or Social Security No.:

   ---------------------------------------------------------------------------
                             (COMPLETE SUBSTITUTE FORM W-9 CONTAINED HERIN)

------------------------------------------------------------------------------
                           GUARANTEE OF SIGNATURE(S)
                           (SEE INSTRUCTIONS 1 AND 5)

   Authorized Signature:
   --------------------------------------------------------------------------

   Name:
   --------------------------------------------------------------------------
                                 (PLEASE PRINT)

   Title:
   --------------------------------------------------------------------------

   Name of Firm:
   --------------------------------------------------------------------------

   Address:
   --------------------------------------------------------------------------

   --------------------------------------------------------------------------
                               (INCLUDE ZIP CODE)

   Area Code and Telephone Number:
   --------------------------------------------------------------------------

   Dated:
   --------------------------------- , 1998

                                  INSTRUCTIONS

                     FORMING PART OF THE TERMS OF THE OFFER

     1. GUARANTEE OF SIGNATURES.  No signature guarantee is required if either:

     (a) this Letter of Transmittal is signed by the registered owner(s) of the Shares exactly as the name(s) of the registered owner(s) appear(s) on the certificate(s) (which term, for purposes of this document, shall include any participant in DTC whose name appears on a security position listing as the owner of Shares) tendered with this Letter of Transmittal and payment and delivery are to be made directly to such registered owner(s) unless such owner(s) has (have) completed either the box entitled "Special Payment Instructions" or "Special Delivery Instructions" above; or

     (b) such Shares are tendered for the account of a bank, broker, dealer, credit union, savings association or other entity that is a member in good standing of a recognized Medallion Program approved by The Securities Transfer Association Inc. (each such entity an "Eligible Institution").

     In all other cases, an Eligible Institution must guarantee all signatures on this Letter of Transmittal. See Instruction 5.

     2. DELIVERY OF LETTER OF TRANSMITTAL AND CERTIFICATES: GUARANTEED DELIVERY PROCEDURES. This Letter of Transmittal is to be used only if certificates are delivered with it to the Depositary (or such certificates will be delivered pursuant to an applicable Notice of Guaranteed Delivery previously sent to the Depositary) or, unless an Agent's Message (as defined in the Offer to Purchase) is used, if tenders are to be made pursuant to the procedure for tender by book-entry transfer set forth in Section 3 of the Offer to Purchase. Certificates for all physically tendered Shares or confirmation of a book-entry transfer into the Depositary's account at DTC of Shares tendered electronically, together in each case with a properly completed and duly executed Letter of Transmittal or facsimile of it, or an Agent's Message in connection with a book-entry delivery of Shares, and any other documents required by this Letter of Transmittal, should be mailed or delivered to the Depositary at the appropriate address set forth herein and must be delivered to the Depositary on or before the Expiration Date (as defined in the Offer to Purchase).

     Stockholders whose certificates are not immediately available or who cannot deliver Shares and all other required documents to the Depositary on or before the Expiration Date, or whose Shares cannot be delivered on a timely basis pursuant to the procedures for book-entry transfer, may tender their Shares by or through any Eligible Institution by properly completing and duly executing and delivering an applicable Notice of Guaranteed Delivery (or facsimile thereof) and by otherwise complying with the guaranteed delivery procedure set forth in Section 3 of the Offer to Purchase. Pursuant to such procedure, the certificates for all physically tendered Shares, or book-entry confirmation, as the case may be, as well as a properly completed and duly executed Letter of Transmittal (or facsimile thereof) (or, in the case of a book-entry delivery, an Agent's Message) and all other documents required by this Letter of Transmittal, must be received by the Depositary within three Nasdaq trading days after receipt by the Depositary of such Notice of Guaranteed Delivery, all as provided in Section 3 of the Offer to Purchase.

     The Notice of Guaranteed Delivery may be delivered by hand or transmitted by telegram, facsimile transmission or mail to the Depositary and must include a signature guarantee by an Eligible Institution in the form set forth in such Notice. For Shares to be properly tendered pursuant to the guaranteed delivery procedure, the Depositary must receive the applicable Notice of Guaranteed Delivery on or before the Expiration Date.

     THE METHOD OF DELIVERY OF ALL DOCUMENTS, INCLUDING CERTIFICATES FOR SHARES, IS AT THE ELECTION AND RISK OF THE TENDERING STOCKHOLDER. IF DELIVERY IS BY MAIL, REGISTERED MAIL WITH RETURN RECEIPT REQUESTED, PROPERLY INSURED, IS RECOMMENDED.

     Except as set forth in the Offer to Purchase, the Company will not accept any alternative, conditional or contingent tenders, nor will it purchase any fractional Shares. All tendering stockholders, by execution of this Letter of Transmittal (or a facsimile hereof), waive any right to receive any notice of the acceptance of their tender.

     3. INADEQUATE SPACE. If the space provided in the box captioned "Description of Shares Tendered" or "Order of Purchase of Shares" is inadequate, the certificate numbers and the number of Shares should be listed on a separate signed schedule and attached to this Letter of Transmittal.

     4. PARTIAL TENDERS AND UNPURCHASED SHARES. (Not applicable to stockholders who tender by book-entry transfer.) If fewer than all of the Shares evidenced by any certificate are to be tendered, fill in the number of Shares which are to be tendered in the column entitled "Number of Shares Tendered". In such case, if any tendered Shares are purchased, a new certificate for the remainder of the Shares evidenced by the old certificate(s) will be issued and sent to the registered owners, unless otherwise specified in either the "Special Payment Instructions" or "Special Delivery Instructions" boxes on this Letter of Transmittal, as soon as practicable after the Expiration Date. All Shares represented by the certificate(s) listed and delivered to the Depositary are deemed to have been tendered unless otherwise indicated.

     5. SIGNATURES ON LETTER OF TRANSMITTAL, STOCK POWERS AND ENDORSEMENTS.

     (a) If this Letter of Transmittal is signed by the registered owner(s) of the Shares tendered hereby, the signature(s) must correspond exactly with the name(s) as written on the face of the certificates without any change whatsoever.

     (b) If the Shares are registered in the names of two or more joint owners, each such owner must sign this Letter of Transmittal.

     (c) If any tendered Shares are registered in different names on several certificates, it will be necessary to complete, sign and submit as many separate Letters of Transmittal (or facsimiles hereof) as there are different registrations of certificates.

     (d) When this Letter of Transmittal is signed by the registered owner(s) of the Shares listed and transmitted hereby, no endorsements of certificate(s) representing such Shares or separate stock powers are required unless payment is to be made, or the certificates for Shares not tendered or not purchased are to be issued, to a person other than the registered owner(s). Signatures on such certificates or stock powers must be guaranteed by an Eligible Institution. If this Letter of Transmittal is signed by a person other than the registered owner(s) of the certificates listed, however, the certificates must be endorsed or accompanied by appropriate stock powers, in either case signed exactly as the name(s) of the registered owner(s) appear(s) on the certificate, and the signature(s) on such certificate or stock powers must be guaranteed by an Eligible Institution. See Instruction 1.

     (e) If this Letter of Transmittal or any certificates or stock powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing and must submit proper evidence satisfactory to the Company of their authority so to act.

     6. STOCK TRANSFER TAXES. Except as provided in this Instruction 6, no stock transfer tax stamps or funds to cover such stamps need accompany this Letter of Transmittal. The Company will pay or cause to be paid any stock transfer taxes payable on the transfer to it of Shares purchased pursuant to the Offer. If, however:

     (a) payment of the Purchase Price is to be made to any person(s) other than the registered owner(s); or

     (b) Shares not tendered or not accepted for purchase are to be registered in the name of any person(s) other than the registered owner(s); or

     (c) tendered certificates are registered in the name(s) of any person(s) other than the person(s) signing this Letter of Transmittal, then the Depositary will deduct from the Purchase Price the amount of any stock transfer taxes (whether imposed on the registered owner(s), such other person(s) or otherwise) payable on account of the transfer to such person(s) unless satisfactory evidence of the payment of such taxes or an exemption from them is submitted.

     7. ODD LOTS. As described in the Offer to Purchase, if the Company is to purchase less than all Shares properly tendered and not withdrawn on or before the Expiration Date, the Shares purchased first will consist of all Shares tendered by any stockholder who owned beneficially or of record, as of the close of business on January 19, 1998 and continues to own beneficially or of record as of the Expiration Date, an aggregate of fewer than 100 Shares and who tenders all of such stockholder's Shares. Partial and conditional tenders will not qualify for this preference. This preference will not be available unless the box captioned "Odd Lots" in this Letter of Transmittal is completed.

     8. CONDITIONAL TENDERS. As described in Section 3 of the Offer to Purchase, stockholders may condition their tenders on all or a minimum number of their tendered Shares being purchased ("Conditional Tenders"). If the Company is to purchase less than all Shares tendered before the Expiration Date and not withdrawn, any Shares tendered pursuant to a Conditional Tender for which the condition was not satisfied shall be deemed withdrawn. All tendered Shares shall be deemed unconditionally tendered unless the Conditional Tender section is completed. Odd Lot Shares, in order to be eligible for preferential treatment, cannot be conditionally tendered. It is the tendering stockholder's responsibility to calculate the minimum number of Shares he or she wishes to tender, and each stockholder is urged to consult his or her own tax adviser in this regard.

     9. SPECIAL PAYMENT AND DELIVERY INSTRUCTIONS. If the check for the Purchase Price of any Shares purchased is to be issued in the name of, and/or any Shares not tendered or not purchased are to be returned to, a person other than the person(s) signing this Letter of Transmittal or if the check and/or any certificates for Shares not tendered or not purchased are to be mailed to someone other than the person(s) signing this Letter of Transmittal or to an address other than that shown above in the box captioned "Description of Shares Tendered," then the boxes captioned "Special Payment Instructions" and/or "Special Delivery Instructions" on this Letter of Transmittal must be completed. Stockholders tendering by book-entry transfer may request that Shares not accepted for payment be credited to such account maintained at DTC as such stockholder may designate under "Special Payment Instructions." If no such instructions are given, such Shares not accepted for payment will be returned by crediting the account at DTC designated in the box captioned "Book-Entry Transfer" on this Letter of Transmittal. Signatures must be guaranteed as described in Instruction 1.

     10. IRREGULARITIES. The Company will determine, in its sole discretion, all questions as to the number of Shares to be accepted, the form of documents and the validity, form, eligibility (including time of receipt) and acceptance for payment of any tender of Shares and its determination shall be final and binding on all parties. The Company reserves the absolute right to reject any or all tenders of Shares determined by it not to be in proper form or the acceptance of or payment for which may be unlawful. The Company also reserves the absolute right to waive any of the conditions of the Offer or any defect or irregularity in the tender of any particular Shares and the Company's interpretation of the terms of the Offer (including these Instructions) will be final and binding on all parties. No tender of Shares will be deemed to be properly made until all defects and irregularities have been cured or waived. Unless waived, any defects or irregularities in connection with tenders must be cured within such time as the Company shall determine. None of the Company, the Dealer Manager, the Depositary, the Information Agent nor any other person is or will be obligated to give notice of defects or irregularities in tenders, nor shall any of them incur any liability for failure to give any such notice.

     11. QUESTIONS AND REQUESTS FOR ASSISTANCE AND ADDITIONAL COPIES. Questions and requests for assistance may be directed to, or additional copies of the Offer to Purchase, the Notice of Guaranteed Delivery and this Letter of Transmittal may be obtained from, the Information Agent at the address and telephone number set forth at the end of this Letter of Transmittal or from your broker, dealer, commercial bank, trust company or other nominee.

     12. SUBSTITUTE FORM W-9. Each tendering stockholder that is not an exempt recipient (see "Important Tax Information" below) is required to provide the Depositary with a correct taxpayer identification number ("TIN") on Substitute Form W-9 (the "Form W-9") which is provided under "Important Tax Information" below, and to certify whether such stockholder is subject to backup withholding of federal income tax. An exempt recipient should also provide the Depositary with Form W-9 completed in accordance with the enclosed instructions in order to avoid possible erroneous backup withholding (see "Important Tax Information" below). If a tendering stockholder is subject to backup withholding, such stockholder must cross out item (2) of the Certification box of the Form W-9. Failure to provide the information on Form W-9 may subject the tendering stockholder to 31% Federal income tax withholding on the payments made to the stockholder or other payee with respect to Shares purchased pursuant to the Offer. If the tendering stockholder has not been issued a TIN and has applied for a number or intends to apply for a number in the near future, such stockholder should write "Applied For" in the space provided for the TIN in Part I, and sign and date the Form W-9. If "Applied For" is written in Part I and the Depositary is not provided with a TIN within sixty (60) days, the Depositary will withhold 31% on all such payments until a TIN is provided to the Depositary.

     13. WITHHOLDING ON FOREIGN STOCKHOLDERS. The Depositary will withhold federal income taxes equal to 30% of the gross payments payable to a foreign stockholder unless the Depositary determines that a reduced rate of withholding or an exemption from withholding is applicable. For this purpose, a foreign stockholder is any stockholder that is not (i) a citizen or resident of the United States, (ii) a corporation, partnership or other entity created or organized in or under the laws of the United States or any political subdivision thereof, or (iii) any estate or trust the income of which is subject to United States federal income taxation regardless of the source of such income. The Depositary will determine a stockholder's status as a foreign stockholder and eligibility for a reduced rate of, or an exemption from, withholding by reference to the stockholder's address and to any outstanding certificates or statements, including Forms 1001 and 4224 furnished by the stockholder, concerning eligibility for a reduced rate of, or exemption from, withholding unless facts and circumstances indicate that such reliance is not warranted. A foreign stockholder who has not previously submitted the appropriate certificates or statements with respect to a reduced rate of, or exemption from, withholding for which such stockholder may be eligible should consider doing so in order to avoid over withholding. Forms 1001 and 4224 may be obtained from the Depositary. A foreign stockholder may be eligible to obtain a refund of tax withheld if such stockholder meets one of the three tests for capital gain or loss treatment described in Section 14 of the Offer to Purchase or is otherwise able to establish that no tax or a reduced amount of tax was due.

     IMPORTANT: THIS LETTER OF TRANSMITTAL OR A MANUALLY SIGNED FACSIMILE OF IT (TOGETHER WITH CERTIFICATES FOR SHARES OR CONFIRMATION OF BOOK-ENTRY TRANSFER AND ALL OTHER REQUIRED DOCUMENTS) OR THE NOTICE OF GUARANTEED DELIVERY MUST BE RECEIVED BY THE DEPOSITARY ON OR BEFORE THE EXPIRATION DATE.

                           IMPORTANT TAX INFORMATION

     Under Federal income tax law, a stockholder, other than a noncorporate foreign stockholder, whose tendered Shares are accepted for payment is required to provide the Depositary with such stockholder's correct TIN on Form W-9 below. If a tendering stockholder is subject to backup withholding, such stockholder must cross out item (2) on the certification box of Form W-9. If the Depositary is not provided with the correct TIN, the Internal Revenue Service may subject the stockholder or other payee to a $50 penalty. In addition, payments that are made to such stockholder or other payee with respect to Shares purchased pursuant to the Offer may be subject to backup withholding.

     Certain stockholders (including, among others, all corporations and certain foreign individuals) are considered "exempt recipients" and are not subject to these backup withholding and reporting requirements. Exempt recipients, other than foreign stockholders, should complete Form W-9 pursuant to the instructions contained in the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9." The Company or the Depositary may request additional proof of exemption. In order for a foreign stockholder (as defined in Instruction 13 above) to qualify as an exempt recipient, the stockholder must submit a Form W-8, signed under penalties of perjury, attesting to that stockholder's exempt status. Filing of Form W-8 will not exempt such stockholders from the withholding discussed in Instruction 13 above. A Form W-8 can be obtained from the Depositary. See the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for more instructions.

     If backup withholding applies, the Depositary is required to withhold 31% of any such payments made to the stockholder or other payee. Backup withholding is not an additional tax. Rather, the tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained.

PURPOSE OF FORM W-9

     To prevent backup withholding on a payment made to a stockholder or other payee with respect to Shares purchased pursuant to the Offer, the stockholder is required to notify the Depositary of the stockholder's correct TIN by completing the form below, certifying that the TIN provided on Form W-9 is correct (or that such stockholder is awaiting a TIN) and that:

     (a) the stockholder is exempt from backup withholding;

     (b) the stockholder has not been notified by the Internal Revenue Service that the stockholder is subject to backup withholding as a result of a failure to report all interest or dividends; or

     (c) the Internal Revenue Service has notified the stockholder that the stockholder is no longer subject to backup withholding.

     The Stockholder is required to give the Depositary the TIN (e.g., social security number or employer identification number) of the record owner of the Shares. If the Shares are in more than one name or are not in the name of the actual owner, consult the enclosed "Guidelines for Certification of Taxpayer Identification Number on Form W-9" for additional guidance on which number to report.

                    PAYER'S NAME:

--------------------------------------------------------------------------------------------------------

SUBSTITUTE                         PART I -- PLEASE PROVIDE YOUR TIN  ---------------------------------
FORM W-9                           IN THE BOX AT RIGHT AND CERTIFY BY  Social Security Number(s)
DEPARTMENT OF THE TREASURY         SIGNING AND DATING BELOW.          OR
INTERNAL REVENUE SERVICE                                             -----------------------------------
PAYER'S REQUEST FOR TAXPAYER                                          Identification Number
IDENTIFICATION NUMBER (TIN)                                           (If awaiting TIN write "Applied
AND CERTIFICATION                                                     For")
                                  ----------------------------------------------------------------------
                                   PART II -- For Payees exempt from backup withholding, see the enclosed Guidelines for Certification of Taxpayer Identification
                                   Number on Substitute Form W-9 and complete as instructed therein.
--------------------------------------------------------------------------------------------------------
 CERTIFICATION -- Under penalties of perjury, I certify that:
 (1) The number shown on this form is my correct Taxpayer Identification Number (or a Taxpayer
     Identification Number has not been issued to me) and either (a) I have mailed or delivered an application to receive a Taxpayer Identification Number to the appropriate Internal Revenue Service
     ("IRS") or Social Security Administration office or (b) I intend to mail or deliver an application in the near future. (I understand that if I do not provide a Taxpayer Identification Number within
     (60) days, 31% of all reportable payments made to me thereafter will be withheld until I provide a number); and
 (2) I am not subject to backup withholding because (a) I am exempt from backup withholding, or (b) I have not been notified by the IRS that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding.
 CERTIFICATE INSTRUCTIONS -- You must cross out item (2) above if you have been notified by the IRS that you are subject to backup withholding because of underreporting interest or dividends on your tax return. However, if after being notified by the IRS that you were subject to backup withholding you received another notification from the IRS that you are no longer subject to backup withholding, do not cross out item (2). (Also see instructions in the enclosed Guidelines.)
--------------------------------------------------------------------------------------------------------
 SIGNATURE ------------------------------------------------------- -   DATE
  --------------------------------- , 1998
--------------------------------------------------------------------------------------------------------

NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING
      OF 31% OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE OFFER. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

                    The Information Agent for the Offer is:

                             D.F. KING & CO., INC.

                                77 Water Street
                               New York, New York
                                 (800) 431-9633

                      The Dealer Manager for the Offer is:

                          BT ALEX. BROWN INCORPORATED

                                 1 South Street
                           Baltimore, Maryland 21202
                                 (800) 638-2596